UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2023

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of BK Technologies Corporation (the “Company”) held on December 14, 2023, the Company’s stockholders: (i) elected Joshua S. Horowitz, R. Joseph Jackson, Charles T. Lanktree, E. Gray Payne, Lloyd R. Sams, and John M. Suzuki to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) ratified the appointment of MSL, P.A. as the Company’s independent registered public accounting firm for fiscal year 2023; (iii) approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers; and (iv) approved, on an advisory, non-binding basis, a one-year frequency for advisory votes on the compensation of the Company’s named executive officers.

The voting results for each proposal were as follows:

Proposal No. 1 – Election of Directors

	For	Withheld	Broker Non-Votes
Joshua S. Horowitz	1,721,875	21,757	815,226
R. Joseph Jackson	1,721,949	21,683	815,429
Charles T. Lanktree	1,721,989	21,643	815,429
E. Gray Payne	1,571,872	171,760	815,429
Lloyd R. Sams	1,721,987	21,645	815,429
John M. Suzuki	1,722,615	21,017	815,429

Proposal No. 2 – Ratification of Appointment of MSL, P.A.

For	Against	Abstain
2,554,507	3,264	1,087

Proposal No. 3 – Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
1,535,849	185,751	22,032	815,429

Proposal No. 4 – Advisory Vote on the Frequency of Named Executive Officer Compensation

One Year Frequency	Two Year Frequency	Three Year Frequency	Abstain	Broker Non-Votes
1,104,349	12,822	626,461	-	815,429

In light of the outcome of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers and its previous recommendation, the Company’s Board of Directors has determined to hold the advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such votes. Accordingly, the next stockholder advisory vote on executive compensation is expected to be held at the Company’s 2024 annual meeting of stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2029 annual meeting of stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: December 14, 2023	By:	/s/ Scott A. Malmanger
Scott A. Malmanger
Chief Financial Officer

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